MAY 14, 1997 WAIVER AND AGREEMENT


         Reference is hereby made to that certain Amended and Restated Credit Facilities Agreement dated as of October 13, 1995 by and among Allied Healthcare Products, Inc., a Delaware corporation ("Allied"), Life Support Products, Inc., a California corporation ("LSP"), B&F Medical Products, Inc., a Delaware corporation, ("B&F"), Hospital Systems, Inc., a California corporation ("HSI"), Bear Medical Systems, Inc., a California corporation ("BMS") and BiCore Monitoring Systems, Inc., a California corporation ("BiCore") (Allied, LSP, B&F, HSI, BMS and BiCore are hereinafter referred to individually and collectively as "Borrower"), The Boatmen's National Bank of St. Louis, ("Boatmen's"), individually and as Agent under the Loan Agreement, and the other lenders listed on the signature pages thereof ("Lender") (as the same has been amended or modified prior to the date hereof, the "Loan Agreement"). Capitalized terms used and not otherwise defined herein shall have the meanings given thereto in the Loan Agreement.

         Borrower has notified Lenders that Borrower is not in compliance with certain of the covenants contained in Section 17 of the Loan Agreement with respect to the fiscal period ending March 31, 1997 (the "Affected Period"). Such non-compliance constitutes an Event of Default under the Loan Agreement. Borrower has requested that Lenders waive all Events of Default in connection with the covenants contained in Section 17 with respect to the Affected Period.

         Upon the terms and conditions contained herein, Lenders are willing to waive such Events of Default for a limited period of time, as set forth herein, and in consideration of the foregoing, and for other good and valuable consideration, the Borrower, the Agent and the undersigned Lenders hereby agree as follows:

1. WAIVER. Borrower hereby represents that it is in non-compliance with the covenants contained in 17.5, 17.7, 17.8, and 17.10 of the Loan Agreement with respect to the Affected Period. Subject to satisfaction of the conditions set forth herein, Lenders hereby agree to waive all Events of Default in connection with Borrower's non-compliance with the covenants contained in 17.5, 17.7, 17.8, and 17.10 of the Loan Agreement with respect to the Affected Period. Lenders further agree to waive the Event of Default occurring pursuant to Section 18.1.9
(vi) of the Loan Agreement as a result of Borrower's corporate resolutions authorizing the filing of a petition in bankruptcy, such resolutions having been enacted on or about May 14, 1997. Borrower hereby represents to Lenders that such resolutions have been rescinded.

2. WAIVER CHARGES. In consideration for and as a condition precedent to this Agreement, Borrower hereby agrees that it shall pay to Agent for the ratable benefit of Lenders, "Waiver Charges" as follows:



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      2.1  UPFRONT  CHARGE.  On May  14,  1997,  June  14,  1997  (if  the  Loan
Obligations have not been repaid in full by such date), and July 14, 1997 (if the Loan Obligations have not been repaid in full by such date), Borrower shall pay in cash on each of those days an additional Waiver Charge in the amount of $50,000.00; and

      2.2. WAIVER CHARGES. On May 14, 1997, Borrower shall accrue an additional Waiver Charge to the Lenders in the amount of $300,000.00, which Waiver Charge shall be payable in cash on the Revolver Maturity Date. Commencing August 15, 1997 (if the Loan Obligations have not been repaid in full by such date), and from time to time thereafter, the Agent upon written notice to Borrower may require and cause Allied to issue an amount, calculated as set forth below, of shares (in such name, number of certificates and shares per certificate as the Agent may from time to time specify, including future substitutions and exchanges as may be requested by the Agent to Allied) of the common stock of Allied in exchange for all or a portion of said Waiver Charge. Allied agrees to file a registration statement with respect to the transfer of such shares as soon as practicable following such issuance and agrees to use its best efforts to cause such registration statement to be declared effective as soon as practicable, but in any event within 90 days thereof. The amount of shares to be issued from time to time shall be as follows: the percentage of the Waiver Charge subject to the requested exchange specified in the Agent's notice multiplied by 90,000 shares. Each Lender, upon written notice to Agent, may require the Agent to deliver the notice hereunder and to require the exchange of said Lender's then share amount, or any portion thereof, in the Waiver Charge in the same percentage as said Lender's then percentage share of the Loan Obligations.

3. SPECIFIC WAIVER. The waiver made hereby is specific in intent and is valid only for the specific purpose for which given. Except as specifically set forth herein, the execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of Agent and Lenders under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. Nothing contained herein shall obligate Agent and/or Lenders to give additional waivers of any provisions of any of the Loan Documents, including but not limited to Section 17 of the Loan Agreement.

4.    AMENDMENTS TO LOAN AGREEMENT.

      4.1 Section 20.4.1 of the Loan Agreement is amended by deleting the phrase "to one or more banks or financial institutions." Section 20.4.1.1 of the Loan Agreement is amended by deleting its provisions and inserting the following:

                  "Agent shall have accepted the assignment, which acceptance shall not be unreasonably withheld."

      4.2 Section 15.19 of the Loan Agreement is amended by adding the following:

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                    "In  particular,   Borrower   promptly  upon  request  shall
                    provide,   and  shall   direct   Borrower's   advisors   and
                    consultants to provide, to the Agent for the benefit of the Lenders such information that the Agent may request from Borrower with respect to Borrower's efforts to (i) sell the Borrower or any of its subsidiaries, divisions, or lines of business; or (ii) refinance all or part of the Indebtedness to the Lenders. Additionally, Borrower within ten days from the date hereof shall retain and thereafter cause the Corporate Finance, Recovery and Dispute Group of Price Waterhouse LLP to provide to the Agent such information that the Agent may require pursuant to Section 15.19, including but not limited to, information and analysis regarding Borrower's proposals for a possible longer term refinancing, restructuring or other repayment of the Loan Obligations, subject to the requirements of the Loan Agreement, including any and all necessary approvals, consents and agreements of the Agent and the Lenders. Price Waterhouse and said Group are hereby authorized and directed by the Borrower to provide such information to the Agent for the benefit of the Lenders. Any requests by the Agent hereunder for information from Price Waterhouse or said Group may not thereafter be withdrawn, absent the approval of the Supermajority Lenders. All fees and expenses payable to Price Waterhouse and said Group shall be the sole responsibility of the Borrower. The Agent and the Lenders shall have no liability or obligation with respect to any of Price Waterhouse's or said Group's fees and expenses.

      4.3 For the period ending August 15, 1997, Section 16.2.1 of the Loan Agreement is amended by deleting "90" and inserting "135."

5. REPRESENTATIONS AND WARRANTIES OF BORROWER. Borrower hereby represents and warrants to Lenders that (i) this Agreement has been duly authorized by Borrower's Board of Directors, (ii) no consents are necessary from any third parties for Borrower's execution, delivery or performance of this Agreement,
(iii) this Agreement constitutes the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms except as the enforcement thereof may be limited by bankruptcy, insolvency or other laws related to creditors rights generally or by the application of equity principles, (iv) to the best of Borrower's knowledge, after due inquiry, except as disclosed on the disclosure schedule attached hereto as Exhibit 13, all of the representations and warranties contained in Section 13 of the Loan Agreement, as amended by this Agreement, are true


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and correct in all material  respects  with the same force and effect as if made on and as of the effective date of this Agreement, except that with respect to the representations and warranties made regarding financial data in Section 13.15, such representations and warranties are hereby made with respect to the most recent Financial Statements and other financial data (in the form required by the Loan Agreement) delivered by Borrower to Lenders, (v) to the best of Borrower's knowledge, after due inquiry, there is no Default which is continuing and no Event of Default has occurred under the Loan Agreement as amended by this Agreement, and (vi) the Loan Agreement (as modified by this Agreement) represents the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except to the extent that the
enforceability   thereof   against   Borrower  may  be  limited  by  bankruptcy,
insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting the enforceability of creditor's rights generally or by equitable principles of general application (whether considered in an action at law or in equity). 6. REAFFIRMATION. Borrower hereby acknowledges and confirms that (i) except as expressly amended hereby the Loan Agreement remains in full force and effect, (ii) Borrower has no defenses to its obligation under the Loan Agreement and the other Loan Documents, (iii) the Security Interests of Agent and Lenders under the Security Documents secure all the Loan Obligations under the Loan Agreement as amended by this Agreement, continue in full force and effect and have the same priority as before this Agreement, and (iv) Borrower has no claim against Agent or any Lender arising from or in connection with the Loan Agreement or the other Loan Documents. To the extent Borrower may have any claims against Agent or any Lender arising from or in connection with the Loan Agreement, the other Loan Documents or any act or failure to act on the part of Agent or any Lender prior to the date of this Agreement, Borrower hereby waives and releases the Agent and the Lenders, including any of their officers, directors, agents, advisors, attorneys or representatives, from any and all claims, debts, damages, demands, liabilities, obligations and suits, of whatever kind or nature, and any damages, liabilities, losses, costs or expenses incurred by Borrower and any of its affiliates in connection therewith.

7. GOVERNING LAW. This Agreement has been executed and delivered in St. Louis, Missouri, and shall be governed by and construed under the laws of the State of Missouri without giving effect to choice or conflicts of law principles thereunder.

8. SECTION TITLES. The section titles in this Agreement are for convenience of reference only and shall not be construed so as to modify any provisions of this Agreement.

9. COUNTERPARTS; FACSIMILE TRANSMISSIONS. This Agreement may be executed in one or more counterparts and on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A counterpart of this Agreement or a signature page of this Agreement transmitted by facsimile machine or telecopier and showing a signature shall have the same binding effect

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as an original bearing an original signature.  No party may raise the use of a facsimile machine or telecopier or the fact that any signature was transmitted through the use of a facsimile or telecopier machine as a defense to the enforcement of this Agreement.

10. INCORPORATION BY REFERENCE. Lenders and Borrower hereby agree that all of the terms of the Loan Documents are incorporated in and made a part of this Agreement by this reference.

11.   STATUTORY NOTICE.  The following notice is given pursuant to Section
432.045 of the Missouri Revised Statutes; nothing contained in such notice will be deemed to limit or modify the terms of the Loan Documents or this
Agreement:

         ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU BORROWER(S)) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

BORROWER AND LENDERS HEREBY AFFIRM THAT THERE IS NO UNWRITTEN ORAL CREDIT AGREEMENT BETWEEN BORROWER AND LENDERS WITH RESPECT TO THE SUBJECT MATTER OF THIS AGREEMENT.

                          [Next Page is Signature Page]

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         IN WITNESS WHEREOF,  the parties have caused this Agreement to be dully executed by appropriate duly authorized officers as of May 14, 1997.

ALLIED HEALTHCARE PRODUCTS, INC.        LIFE SUPPORT PRODUCTS, INC.


        /s/ Barry F. Baker                    /s/ Barry F. Baker
By:  ______________________________     By:  ______________________________
Name:  Barry F. Baker                        Name:  Barry F. Baker
Title:  VP Finance and CFO                   Title:  VP Finance and CFO



B&F MEDICAL PRODUCTS, INC.              HOSPITAL SYSTEMS, INC.




        /s/ Barry F. Baker                      /s/ Barry F. Baker
By:  ______________________________     By:  ______________________________
Name:  Barry F. Baker                   Name:  Barry F. Baker
Title:  VP Finance and CFO              Title:  VP Finance and CFO


BEAR MEDICAL SYSTEMS, INC.              BICORE MONITORING SYSTEMS, INC.




        /s/ Barry F. Baker                   /s/ Barry F. Baker
By:  ______________________________     By:  ______________________________
Name:  Barry F. Baker                   Name:  Barry F. Baker
Title:  VP Finance and CFO              Title:  VP Finance and CFO


THE BOATMEN'S NATIONAL BANK OF ST.      DRESDNER BANK A.G. NEW YORK AND
LOUIS                                   GRAND CAYMAN BRANCHES


         /s/ Robert W. Patton                  /s/ Thomas J. Nadramia
By:  ______________________________     By: ______________________________
Name:  Robert W. Patton                 Name:  Thomas J. Nadramia
Title:  Vice President                  Title:  Vice President

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


FIRST BANK                              LASALLE NATIONAL BANK


        /s/ Brenda J. Laux                     /s/ David Klapp
By:  ______________________________     By:  ______________________________
Name:  Brenda J. Laux                   Name:  David Klapp
Title:  Senior Vice President           Title:  Vice President


THE SUMITOMO BANK, LIMITED              CREDITANSTALT CORPORATE FINANCE, INC.


                                               /s/ Christina T. Schoen
By:  ______________________________     By:  ______________________________
Name:  ___________________________      Name:  Christina T. Schoen
Title:  ____________________________    Title:  Vice President


                                               /s/ Arthur W. Seidel
By:  ______________________________     By:  ______________________________
Name:  ___________________________      Name:  Arthur W. Seidel
Title:  ____________________________    Title:  Vice President



MERCANTILE BANK NATIONAL ASSOCIATION    PNC BANK, NATIONAL ASSOCIATION


        /s/ Louis Hermann
By:  ______________________________     By:  ______________________________
Name:  Louis Hermann                    Name:  ___________________________
Title:  Vice President                  Title:  ____________________________


SANWA BUSINESS CREDIT CORPORATION


        /s/ Frank Sierdevich
By:  ______________________________
Name:  Frank Sierdevich
Title:  Vice President

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                                   EXHIBIT 13

                ADDITIONS TO EXHIBIT 13 OF THE LOAN AGREEMENT



None, if nothing listed below.

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